Supplement dated December 14, 2012

to the Prospectus for Principal Variable Contracts Funds, Inc.

dated April 30, 2012

(as supplemented on June 15, 2012, September 14, 2012, November 13, 2012, and November 27, 2012)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus.  Retain this supplement with the Prospectus.

Account SUMMARIES

Asset Allocation Account

On December 11, 2012, the Board of Directors of Principal Variable Contracts Funds, Inc. approved the acquisition of the assets of the Asset Allocation Account by the SAM Balanced Portfolio.  This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of Asset Allocation Account tentatively scheduled for April 2, 2013. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of Asset Allocation Account in January 2013. If shareholders approve this proposal, the acquisition is expected to occur on or about April 26, 2013.

MidCap Blend Account

Effective May 1, 2013, the MidCap Blend Account will change its name to the MidCap Account.